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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-06935




               SUPPLEMENT DATED APRIL 5, 2002 TO THE PROSPECTUS OF
                       MORGAN STANLEY SPECIAL VALUE FUND
                             DATED OCTOBER 15, 2001


     The section of the Prospectus titled "HOW TO BUY SHARES" is hereby amended to add the following new paragraph after the second paragraph in that section:


     The Fund may temporarily suspend the offering of its shares to NEW investors upon the attainment by the Fund of $1 billion in net assets. Following the suspension of the offering of shares to new investors, the Fund will continue to offer its shares to existing shareholders. The Fund may recommence offering its shares to new investors at such time as the Investment Manager determines that it would be consistent with prudent portfolio management to do so.